UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2005

VITRIA TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-27207 (Commission File Number)	77-0386311 (I.R.S. Employer Identification No.)

945 Stewart Drive
Sunnyvale, CA 94085
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 212-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.36
EXHIBIT 10.37
EXHIBIT 10.38

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Executive Bonuses

     On March 3, 2005, the Compensation Committee of the Board of Directors of Vitria Technology, Inc. awarded the following bonuses to Vitria’s executive officers for the year ended December 31, 2004.

Name and Title	Bonus
M. Dale Skeen	$125,000
Chief Executive Officer and Chief Technology Officer
Michael D. Perry	$46,875
Senior Vice President and Chief Financial Officer
John N. Ounjian	$50,000
Executive Vice President, HealthCare & Insurance
Aaron C. Timm	$36,000
Vice President, General Counsel and Secretary

Executive Bonus Targets

     On March 3, 2005, the Compensation Committee set the following bonus targets for Vitria’s executive officers for the year ending December 31, 2005.

Name and Title	2005 Bonus Target
M. Dale Skeen	$225,000
Chief Executive Officer and Chief Technology Officer
John Ounjian	$175,000
Executive Vice President, HealthCare & Insurance

Executive Equity Compensation

     On March 3, 2005, the Compensation Committee granted Dr. Skeen a stock option for 500,000 shares of Common Stock. The stock option vests in equal monthly installments over four years with such vesting commencing on March 3, 2005. The exercise price of the option is $3.42 which was the fair market value of Vitria’s Common Stock on the date of grant.

     On March 3, 2005, the Compensation Committee granted Mr. Ounjian a restricted common stock award for 100,000 shares of Common Stock. The shares subject to the restricted stock award vest as to twenty five percent of such shares on the one year anniversary of the date of grant and the remaining shares vest in equal monthly installments thereafter over the next three years. The fair market value of Vitria’s Common Stock on the date of the restricted stock award was $3.42.

Amendment to Stock Option Grants issued to John L. Walecka

     On March 3, 2005, the Compensation Committee approved an amendment of the stock option grants made by Vitria on August 30, 1999 with 20,000 shares vested with an exercise price of $10.00 per share, November 5, 2001 with 17,450 shares vested with an exercise price of $12.04 per share, July 25, 2003 with 11,805 shares vested with an exercise price of $4.65 per share and November 4, 2004 with 1,250 shares vested with an exercise price of $3.50 per share to John L. Walecka, a former director of Vitria. Mr. Walecka resigned as a member of the Board of Directors on January 13, 2005. The amendment extended the post termination exercise period for each of the stock option grants from ninety days to one year.

Offer Letter with Jim Davis

     On February 25, 2005, Vitria entered into an offer letter with Jim Davis, pursuant to which Mr. Davis will become Vitria’s Executive Vice President of Operations. The Offer Letter is attached hereto as Exhibit 10.38.

     Pursuant to the Offer Letter, Mr. Davis will be paid an annual salary of $300,000 and will have a target bonus of $150,000. Mr. Davis is guaranteed fifty percent of the pro-rated target bonus for 2005. Mr. Davis will be reimbursed for relocation expenses of up to $30,000. If Mr. Davis resigns without good reason or is terminated without cause within the first twelve months of his employment he is obligated to repay the full $30,000. Mr. Davis will also receive a stock option grant for 250,000 shares of Common Stock with vesting terms as determined by the Board of Directors or the Compensation Committee.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

Exhibit
Number	Description
10.33(1)	Form of Stock Option Agreement.
10.36	Form of Restricted Stock Award Agreement.
10.37	Form of Restricted Stock Award Grant Notice.
10.38	Offer letter, by and between Jim Davis and Vitria, dated February 25, 2005.

(1)	Filed as Exhibit 10.33 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, filed on November 9, 2004 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRIA TECHNOLOGY, INC.
Dated: March 8, 2005	By:	/s/ Michael D. Perry
Michael D. Perry
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.33(1)	Form of Stock Option Agreement.
10.36	Form of Restricted Stock Award Agreement.
10.37	Form of Restricted Stock Award Grant Notice.
10.38	Offer letter, by and between Jim Davis and Vitria, dated February 25, 2005.

(1)	Filed as Exhibit 10.33 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, filed on November 9, 2004 and incorporated herein by reference.